Exhibit 99.2

Exhibit E
Financial Projections

Financial Information and Projections

I.    Financial Projections

For purposes of demonstrating feasibility of the Plan, the Debtors have prepared the forecasted, post reorganized, consolidated balance sheet, income statement, and statement of cash flows (the “Financial Projections“ or the “Projections”) for the annual periods ending December 31, 2019 (fiscal year 2019) through December 31, 2023 (fiscal year 2023) (the “Projection Period“). The Financial Projections were prepared based on a number of assumptions made by the Debtors’ management team as to the future performance of the Reorganized Debtors, and reflect management’s judgement and expectations regarding its future operations and financial position.

The Financial Projections are subject to inherent risks and uncertainties, most of which are difficult to predict and many of which are beyond management’s control, including the exploration for and development, production, gathering and sale of oil, natural gas and natural gas liquids. In addition to the risk factors set forth in Article VIII of the Disclosure Statement, Factors that may cause actual results to differ from expected results include, but are not limited to:

i.	fluctuations in oil and natural gas prices and the Reorganized Debtors’ ability to hedge against pricing changes;

ii.	the uncertainty inherent in estimating reserves, future net revenues and discounted future cash flows;
iii.the timing and amount of future production of oil and natural gas;
iv.changes in the availability and cost of capital;

v.	environmental, drilling and other operating risks, including liability claims as a result of oil and natural gas operations;
vi.proved and unproved drilling locations and future drilling plans; and

vii.	the effects of existing and future laws and governmental regulations, including environmental, hydraulic fracturing and climate change regulation.

Should one or more of the risks or uncertainties referenced above occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in the Financial Projections. Further, new factors could cause actual results to differ materially from those described in the Financial Projections, and it is not possible to predict all such factors, or the extent to which any such factor or combination of factors may cause actual results to differ from those contained in the Financial Projections.

II.    Accounting Policies and Disclaimer

THESE FINANCIAL PROJECTIONS WERE NOT PREPARED WITH A VIEW TOWARD COMPLIANCE WITH PUBLISHED GUIDELINES OF THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS FOR PREPARATION AND PRESENTATION OF PROSPECTIVE

FINANCIAL INFORMATION. THE FINANCIAL PROJECTIONS DO NOT REFLECT THE FORMAL IMPLEMENTATION OF REORGANIZATION ACCOUNTING PURSUANT TO FINANCIAL ACCOUNTING STANDARDS BOARD ACCOUNTING STANDARDS CODIFICATION TOPIC 852, REORGANIZATIONS (“ASC 852”). OVERALL, THE IMPLEMENTATION OF ASC 852 IS NOT ANTICIPATED TO HAVE A MATERIAL IMPACT ON THE UNDERLYING ECONOMICS OF THE PLAN. THE FINANCIAL PROJECTIONS HAVE BEEN PREPARED USING GENERALLY ACCEPTED ACCOUNTING POLICIES (“GAAP”) THAT ARE MATERIALLY CONSISTENT WITH THOSE APPLIED IN THE DEBTORS’ HISTORICAL FINANCIAL STATEMENTS. THE FINANCIAL PROJECTIONS HAVE NOT BEEN AUDITED OR REVIEWED BY A REGISTERED INDEPENDENT ACCOUNTING FIRM.

ALTHOUGH MANAGEMENT HAS PREPARED THE PROJECTIONS IN GOOD FAITH AND BELIEVES THE ASSUMPTIONS TO BE REASONABLE, THE DEBTORS AND THE REORGANIZED DEBTORS CAN PROVIDE NO ASSURANCE THAT SUCH ASSUMPTIONS WILL BE REALIZED. THE FINANCIAL PROJECTIONS HEREIN ARE NOT, AND MUST NOT BE VIEWED AS, A REPRESENTATION OF FACT, PREDICTION, OR GUARANTY OF THE COMPANY’S FUTURE PERFORMANCE. AS DESCRIBED IN DETAIL IN THE DISCLOSURE STATEMENT, A VARIETY OF RISK FACTORS COULD AFFECT THE REORGANIZED DEBTORS’ FINANCIAL RESULTS AND MUST BE CONSIDERED. ACCORDINGLY, ANY REVIEW OF THE PROJECTIONS SHOULD TAKE INTO ACCOUNT THE RISK FACTORS SET FORTH IN THE DISCLOSURE STATEMENT AND THE ASSUMPTIONS DESCRIBED HEREIN, INCLUDING ALL RELEVANT QUALIFICATIONS AND FOOTNOTES.

MOREOVER, THE PROJECTIONS CONTAIN CERTAIN STATEMENTS THAT ARE “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE STATEMENTS ARE SUBJECT TO A NUMBER OF ASSUMPTIONS, RISKS, AND UNCERTAINTIES, MANY OF WHICH ARE BEYOND THE CONTROL OF THE DEBTORS, INCLUDING THE IMPLEMENTATION OF THE PLAN, THE CONTINUING AVAILABILITY OF SUFFICIENT BORROWING CAPACITY OR OTHER FINANCING TO FUND OPERATIONS, ACHIEVING OPERATING EFFICIENCIES, EXISTING AND FUTURE GOVERNMENTAL REGULATIONS AND ACTIONS OF GOVERNMENTAL BODIES, INDUSTRY-SPECIFIC RISK FACTORS, AND OTHER MARKET AND COMPETITIVE CONDITIONS, INCLUDING WITHOUT LIMITATION THOSE SET FORTH HEREIN. HOLDERS OF CLAIMS AND INTERESTS ARE CAUTIONED THAT THE FORWARD-LOOKING STATEMENTS ARE AS OF THE DATE MADE AND ARE NOT GUARANTEES OF FUTURE PERFORMANCE. ACTUAL RESULTS OR DEVELOPMENTS MAY DIFFER MATERIALLY FROM THE EXPECTATIONS EXPRESSED OR IMPLIED IN THE FORWARD-LOOKING STATEMENTS, AND THE DEBTORS UNDERTAKE NO OBLIGATION TO UPDATE ANY SUCH STATEMENTS. THE PROJECTIONS, WHILE PRESENTED WITH NUMERICAL SPECIFICITY, ARE

NECESSARILY BASED ON A VARIETY OF ESTIMATES AND ASSUMPTIONS WHICH, THOUGH CONSIDERED REASONABLE BY THE DEBTORS, MAY NOT BE REALIZED AND ARE INHERENTLY SUBJECT TO SIGNIFICANT BUSINESS, ECONOMIC, INDUSTRY, REGULATORY, LEGAL, MARKET, AND FINANCIAL UNCERTAINTIES AND CONTINGENCIES, MANY OF WHICH ARE BEYOND THE REORGANIZED DEBTORS’ CONTROL. THE DEBTORS CAUTION THAT NO REPRESENTATIONS CAN BE MADE OR ARE MADE AS TO THE ACCURACY OF THE PROJECTIONS OR TO THE REORGANIZED DEBTORS’ ABILITY TO ACHIEVE THE PROJECTED RESULTS. SOME ASSUMPTIONS INEVITABLY WILL BE INCORRECT. MOREOVER, EVENTS AND CIRCUMSTANCES OCCURRING SUBSEQUENT TO THE DATE ON WHICH THE DEBTORS PREPARED THESE PROJECTIONS MAY BE DIFFERENT FROM THOSE ASSUMED, OR, ALTERNATIVELY, MAY HAVE BEEN UNANTICIPATED, AND THUS THE OCCURRENCE OF THESE EVENTS MAY AFFECT FINANCIAL RESULTS IN A MATERIALLY ADVERSE OR MATERIALLY BENEFICIAL MANNER. EXCEPT AS OTHERWISE PROVIDED IN THE PLAN OR THIS DISCLOSURE STATEMENT, THE DEBTORS AND REORGANIZED DEBTORS, AS APPLICABLE, DO NOT INTEND AND UNDERTAKE NO OBLIGATION TO UPDATE OR OTHERWISE REVISE THE PROJECTIONS TO REFLECT EVENTS OR CIRCUMSTANCES EXISTING OR ARISING AFTER THE DATE HEREOF OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS. THEREFORE, THE PROJECTIONS MAY NOT BE RELIED UPON AS A GUARANTEE OR OTHER ASSURANCE OF THE ACTUAL RESULTS THAT WILL OCCUR. IN DECIDING WHETHER TO VOTE TO ACCEPT OR REJECT THE PLAN, HOLDERS OF CLAIMS MUST MAKE THEIR OWN DETERMINATIONS AS TO THE REASONABLENESS OF SUCH ASSUMPTIONS AND THE RELIABILITY OF THE PROJECTIONS AND SHOULD CONSULT WITH THEIR OWN ADVISORS.

III.    General Assumptions

a. Overview

The Debtors are an independent energy company focused on the acquisition, production, exploration and development of onshore liquids-rich oil and natural gas assets in the United States.

b. Methodology

Key personnel from all of the Debtors’ operating areas and across various functions provided input in the development of the Projections. In preparing the Projections, the Debtors considered the current commodity price environment, historical operating/production performance and operating costs. The Projections were developed taking into consideration the Debtors’ current scope of operation and development of its acreage position based on projected commodity prices, capital investment and return requirements, and other operating and non-operating considerations at a granular level.

c. Plan Consummation

The Financial Projections assume that the Plan will be consummated on or around December 31,
2018.

Assumptions With Respect to the Projected Income Statement

a. Production

Forecasted oil and natural gas volumes for operated production are based on production estimates by the Debtors’ management team and contemplate future commodity prices and anticipated operated rig activity. Forecasted volumes for non-operated production are based on anticipated development plans of outside operators obtained through active dialogue with those operators.

b. Revenues

Revenues are derived from the sale of the consolidated Reorganized Debtors’ share of oil and natural gas production primarily from their owned working interests in the Eagle Ford formation in Texas, the Haynesville formation in North Louisiana and East Texas, and the Marcellus and Utica formations in Pennsylvania, as well as the Debtors’ respective ownership interest in non- operated wells.

c. Commodity Pricing

Revenues are sensitive to changes in the prices received for oil and natural gas production. Oil and natural gas production is sold at prevailing market prices, which may be volatile and subject to numerous factors that are outside of the Reorganized Debtors’ control. The Projections assume New York Mercantile Exchange (“NYMEX”) futures strip pricing as of October 10, 2018 for crude oil and natural gas as shown in the chart below:

Calendar Year	2019	2020	2021	2022	2023
Oil ($/bbl)	$72.22	$68.80	$65.03	$61.80	$59.47
Gas ($/mcf)	2.89	2.68	2.60	2.60	2.65

Assumptions regarding realized pricing (i.e., “differentials”) from NYMEX are based on input from the Debtors’ management, recent historical rates and existing marketing, gathering and transportation contracts with purchasers of the Reorganized Debtors’ production and are consistent with recent realized pricing.

d. Production Taxes

Production taxes are based on production volumes and projected commodity pricing, as well as management’s estimates of future tax obligations.

e. Operating Costs

Lease operating expenses (“LOE”), workover expenses, and gathering expenses are based on historical levels and management estimates of future expectations. LOE includes, among other items, lifting costs, fuel, certain field level payroll and benefits, maintenance, repair and outside services.

f. Equity Income

Equity income is based upon historical levels and management estimates of future expectations. Equity income includes income related to the Reorganized Debtors’ ownership of midstream assets.

g. General and Administrative

General and Administrative Costs (“G&A”) are primarily comprised of labor costs and other expenses associated with the Debtors’ corporate overhead. Projected G&A is based on historical G&A costs, adjusted for recent cost reduction efforts.

h. Income Taxes

Incomes taxes are based upon the assumption that the Reorganized Debtors’ will have substantial net operating losses as a result of receiving 382(l)(5) treatment from the IRS. As a result, the Reorganized Debtors are not expected to pay taxes during the forecast period.

i. Interest Expense

Interest expense is comprised of interest on a $350 million reserve based revolving credit facility and interest on a $350 million second lien financing. Interest expense on the reserve based revolving credit facility and the second lien financing is based on anticipated funding costs.

Income Statement
	Forecasted
($ in millions)	2019	2020	2021	2022	2023
Realized Oil Price	$70.12	$66.32	$62.99	$60.09	$57.80
Realized Gas Price	$2.58	$2.32	$2.20	$2.16	$2.20

Oil (Mbbl)	1,926	2,222	2,843	2,400	1,826
Gas (Mmcfe)	91,496	84,610	76,818	90,381	118,495
Total (Mmcfe)	103,051	97,939	93,874	104,780	129,451

Oil	135	147	179	144	106
Gas	236	196	169	196	261
Total Revenue	$371	$344	$348	$340	$367
LOE	(40)	(40)	(41)	(42)	(43)
Severance Taxes	(10)	(11)	(12)	(11)	(9)
Ad Valorem Taxes	(12)	(12)	(12)	(11)	(10)
Gathering and Transportation	(53)	(48)	(44)	(53)	(68)
Depletion, Depreciation and Amortization	(124)	(138)	(154)	(146)	(97)
General and Administrative	(21)	(21)	(21)	(21)	(21)
Total Operating Costs	$(259)	$(269)	$(284)	$(283)	$(248)
Interest Expense	(48)	(46)	(46)	(46)	(45)
Equity Income	—	—	—	—	—
Income Before Taxes	$64	$29	$18	$11	$74
Income Taxes	—	—	—	—	—
Net Income	$64	$29	$18	$11	$74

Reconciliation of Net Income to Adjusted EBITDA
Net Income	$64	$29	$18	$11	$74
(+) Income Taxes	—	—	—	—	—
(+) Equity Income	—	—	—	—	—
(+) Interest Expense	48	46	46	46	45
(+) Depletion, Depreciation and Amortization	124	138	154	146	97
Adj. EBITDA	$236	$212	$218	$203	$217

Assumptions with Respect to the Projected Balance Sheet and Projected Statement of Cash
Flows

a. Capital Expenditures

Projections for capital expenditures were prepared with consideration of the Debtors’ current drilling program and future estimates in the development of the Eagle Ford formation in Texas, the Haynesville formation in North Louisiana and East Texas and the Marcellus and Utica formations in Pennsylvania. These expenditures include capital associated with drilling and completing new producing wells, improving operational efficiency and capitalized maintenance expenditures. Capital expenditures also include expenditures directed at maintaining lease acreage positions and capitalized G&A.

b. Working Capital

The Projections contemplate timing of forecasted receivables, payables and pre-funding of capital expenditures associated with the Debtors’ Haynesville assets that are consistent with the timing experienced with the Debtors’ historical receipts and payments.

c. Pro Forma Adjustments Related to Emergence

The Balance Sheet included in the Projections presents a pro forma view assuming the effect of certain adjustments related to the Debtors’ emergence from the Chapter 11 Cases. These adjustments primarily relate to the additional borrowings under the Reorganized Debtors Exit Facility and the exchange of the 1.75 Lien Term Loan Facility Claims, Second Lien Term Loan Facility Claims and Unsecured Notes Claims for equity. The Financial Projections include pro forma adjustments to reflect the proposed restructuring, but do not purport to represents all aspects of the Financial Accounting Standards Board ASC 852.

d. Capital Structure

The Projections assume that the Debtors are able to secure financing in the form of a $350 million reserve based revolving credit facility and a $350 million second lien financing at emergence, which will allow the Reorganized Debtors to fund operations.

Opening Balance Sheet
	Predecessor	Reorganization	Successor
($ in millions)	Dec-18	Adjustments	Dec-18
Assets
Current assets:
Cash and Cash Equivalents	$10	$—	$10
Restricted Cash	33	—	33
Total Cash	$43	$—	$43
Accounts Receivable, Net:
Oil and Natural Gas	82	—	82
Joint Interest	40	—	40
Other	6	—	6
Total Receivables	$128	$—	$128
Inventory and Other	8	—	8
Total Current Assets	$179	$—	$179

Non-Current Assets:
Equity Investments	5	—	5
Oil and Natural Gas Properties:
Unproved Oil and Natural Gas Properties	221	—	221
Proved Developed and Undeveloped Oil	3,281	—	3,281
Accumulated Depletion	(2,849)	—	(2,849)
Total O&G Properties	$653	$—	$653
Other Property and Equipment, Net	39	—	39
Deferred Financing Costs, Net	—	18	18
Goodwill	163	—	163
Total Non-Current Assets	$860	$18	$877
Total Assets	$1,039	$18	$1,056

Liabilities
Current Liabilities:
Accounts Payable and Accrued Liabilities	115	(67)	48
Revenues and Royalties Payable	269	(228)	41
Current Portion of Asset Retirement Obligations	1	—	1
Total Current Liabilities	$385	$(295)	$89

Non-Current Liabilities:
Long-Term Debt	1,767	(1,184)	583
Asset Retirement Obligations and Other	29	(3)	26
Total Non-Current Liabilities	$1,796	$(1,187)	$609
Total Liabilities	$2,180	$(1,482)	$698
Shareholders Equity
Total Shareholders Equity	$(1,142)	$1,499	$358

Total Liabilities & Shareholders Equity	$1,039	$18	$1,056

Balance Sheet
	Forecasted
($ in millions)	2019	2020	2021	2022	2023
Assets
Current assets:
Cash and Cash Equivalents	$10	$10	$10	$10	$10
Restricted Cash	7	5	11	9	5
Total Cash	$17	$15	$21	$19	$15
Accounts Receivable, Net:
Oil and Natural Gas	84	77	74	77	85
Joint Interest	31	30	27	29	32
Other	6	6	5	6	6
Total Receivables	$121	$113	$106	$111	$123
Inventory and Other	8	12	9	9	15
Total Current Assets	$147	$140	$136	$139	$152

Non-Current Assets:
Equity Investments	5	5	6	6	6
Oil and Natural Gas Properties:
Unproved Oil and Natural Gas Properties	372	509	653	795	964
Proved Developed and Undeveloped Oil	3,281	3,281	3,281	3,281	3,281
Accumulated Depletion	(2,973)	(3,111)	(3,265)	(3,411)	(3,509)
Total O&G Properties	$680	$679	$669	$665	$736
Other Property and Equipment, Net	39	39	39	39	39
Deferred Financing Costs, Net	18	18	18	18	18
Goodwill	163	163	163	163	163
Total Non-Current Assets	$904	$904	$895	$890	$962
Total Assets	$1,051	$1,044	$1,031	$1,030	$1,114

Liabilities
Current Liabilities:
Accounts Payable and Accrued Liabilities	24	29	19	23	25
Revenues and Royalties Payable	57	62	43	45	51
Current Portion of Asset Retirement Obligations	1	1	1	1	1
Total Current Liabilities	$81	$91	$63	$68	$76

Non-Current Liabilities:
Long-Term Debt	522	476	472	454	457
Asset Retirement Obligations and Other	26	26	26	26	26
Total Non-Current Liabilities	$548	$502	$498	$481	$483
Total Liabilities	$629	$593	$561	$549	$559
Shareholders Equity
Total Shareholders Equity	$422	$451	$469	$481	$555

Total Liabilities & Shareholders Equity	$1,051	$1,044	$1,031	$1,030	$1,114

Balance Sheet
	Forecasted
($ in millions)	2019	2020	2021	2022	2023
Cash Flow From Operating Activities:
Net Income	$64	$29	$18	$11	$82
Adjustments to Reconcile Net Income to Cash
Depletion, Depreciation and Amortization	$124	$138	$154	$146	$97
Other Non-Operating Items	—	—	—	—	—
Changes in Assets and Liabilities:
Restricted Cash With Related Party	26	3	(6)	2	4
Accounts Receivable	6	8	7	(5)	(12)
Inventory and Other Current Assets	—	(4)	3	(1)	(5)
Accounts Payable	(24)	5	(10)	4	2
Royalties Payable	16	5	(18)	1	6
Accrued Interests	—	—	—	—	—
Total Cash Flow from Operating	$212	$184	$148	$159	$174

Cash Flow From Investing Activities:
Drilling & Completion, Operations and Capitalized G&A	$(147)	$(133)	$(140)	$(138)	$(165)
Lease Acquisition	(4)	(4)	(4)	(4)	(4)
Total Cash Flow from Investing	$(151)	$(137)	$(144)	$(142)	$(169)

Cash Flow From Financing Activities:
Debt Borrowing/(Repayment	$(60)	$(46)	$(4)	$(18)	$3
Total Cash Flow from Financing	$(60)	$(46)	$(4)	$(18)	$3
Net Cash Flow	$—	$—	$—	$—	$8